BBT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------
            PRINCIPAL
 RATING*      AMOUNT                                        VALUE
(UNAUDITED)   (000)         DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS--136.2%
                      MULTIPLE CLASS MORTGAGE PASS-THROUGHS--2.3%
AAA         $   575   American Southwest Financial Corp.,
                        Series 48, Class 48-M,
                        9/01/17 .......................    $    583,864
                      CBA Mortgage Corp.,
AA            5,489     Series 1993-C1, Class B,
                        12/01/03 ......................       5,582,765
AAA           5,000     Series 1993-C1, Class A2,
                        12/25/03 ......................       5,108,047
                                                           ------------
                                                             11,274,676
                                                           ------------
                      CORPORATE BONDS--77.1%
                      FINANCE & BANKING--38.3%
Baa3         10,000   AT&T Capital Corp.,
                        5.81%, 12/04/98 ...............       9,888,456
A2            5,000   Allstate Corp.,
                        5.875%, 6/15/98 ...............       4,983,750
Baa1         11,100   Aristar, Inc.,
                        8.875%, 8/15/98 ...............      11,548,387
                      Associates Corp. of North America,
Aa3           6,150     5.58%, 12/14/98 ...............       6,085,775
Aa3           1,500@    7.30%, 3/15/98 ................       1,520,430
A1            7,769   Bank Montreal Quebec,
                        10.00%, 9/01/98 ...............       8,240,129
A3            3,000   Comerica, Inc.,
                        10.125%, 6/01/98 ..............       3,146,070
Baa2         10,500   Enterprise Rental,
                        7.875%, 3/15/98 ...............      10,717,279
A1            3,000   First Chicago Corp.,
                        8.50%, 6/01/98 ................       3,097,620
A2            6,000   Fleet Financial Group, Inc.,
                        6.00%, 10/26/98 ...............       5,988,360
A1           10,000   Goldman Sachs Group,
                        6.10%, 4/15/98 ................      10,001,485
A3            5,000   Huntington Bancshares, Inc.,
                        5.68%, 12/08/98 ...............       4,953,050
A1            6,000   ITT Hartford Group,
                        8.20%, 10/15/98 ...............       6,200,236
A1            6,000   Kemper Corp.,
                        8.80%, 11/01/98 ...............       6,262,801
Baa1          9,960   Lehman Brothers, Inc.,
                        5.75%, 11/15/98 ...............       9,846,954
Baa3          8,800   New American Capital, Inc.,
                        6.9375%, 4/12/00 ..............       8,849,500
A3            4,300   Northern Trust Corp.,
                        9.00%, 5/15/98 ................       4,460,605
                      Norwest Corp.,
Aa3          10,000     5.75%, 11/16/98 ...............       9,931,854
Aa3           5,000     6.00%, 10/13/98 ...............       4,995,400
Aa3           1,000     7.70%, 11/15/97 ...............       1,014,650
Baa1         13,897   PaineWebber Group, Inc.,
                        6.25%, 6/15/98 ................      13,898,854
A3            5,000   Ryder System, Inc.,
                        5.78%, 4/27/98 ................       4,994,700
                      Salomon, Inc.,
Baa1          5,000     6.70%, 12/01/98 ...............       5,018,900
Baa1         10,000     7.43%, 12/30/98 ...............      10,162,856
A2           11,300   Sears Overseas Finance,
                        Zero Coupon, 7/12/98 ..........      10,295,893
                      Smith Barney Holdings, Inc.,
A2            1,000     5.50%, 1/15/99 ................         986,560
A2            9,000++   5.625%, 11/15/98 ..............       8,913,420
                                                           ------------
                                                            186,003,974
                                                           ------------
                      CORPORATE BONDS INDUSTRIALS--18.9%
A2           10,000   Atlantic Richfield,
                        10.25%, 7/02/00 ...............      10,344,394
                      Caterpillar Financial Services,
A2            5,000     5.18%, 10/01/98 ...............       4,917,245
A2            1,500     5.93%, 12/15/98 ...............       1,493,019
A3           10,000   Chrysler Financial Corp.,
                        6.04%, 12/07/98 ...............       9,970,161
Aa3           3,000   Du Pont De Nemours,
                        8.50%, 6/25/98 ................       3,098,364
A1            8,000   Ford Motor Credit Co.,
                        8.00%, 1/15/99 ................       8,265,272
AAA           1,000   General Electric Capital Corp.,
                        6.65%, 4/14/08 ................       1,008,500
                      General Motors Acceptance Corp.,
A3            8,000     6.125%, 9/18/98 ...............       7,996,525
A3            3,600     7.30%, 2/02/98 ................       3,654,108
A2            3,000   John Deere Capital Corp.,
                        7.14%, 9/15/98 ................       3,048,360
A3            5,000   Lockheed Martin Corp.,
                        6.625%, 6/15/98 ...............       5,038,550
AAA           8,225   Outlet Broadcasting, Inc.,
                        10.875%, 7/15/03 ..............       9,085,233
A1            2,000   Pepsico, Inc.,
                        6.125%, 1/15/98 ...............       2,002,916
A1            1,000   Texaco Capital, Inc.,
                        8.26%, 9/15/98 ................       1,034,880
BBB           7,000   Textron Financial Services,
                        6.10%, 6/24/98 ................       6,988,494
                      Union Oil Co.,
Baa2          7,500     8.40%, 1/15/99 ................       7,797,050
Baa2          5,000     8.81%, 5/18/98 ................       5,169,050
Baa2          1,000     8.84%, 5/18/98 ................       1,034,200
                                                           ------------
                                                             91,946,321
                                                           ------------
--------------------------------------------------------------------------------
            PRINCIPAL
 RATING*      AMOUNT                                        VALUE
(UNAUDITED)   (000)         DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------
                      CORPORATE BONDS UTILITIES--14.1%
Baa2        $12,500++ Commonwealth Edison,
                        6.00%, 3/15/98 ................    $ 12,484,493
Baa3            868   Connecticut Light & Power Co.,
                        7.625%, 4/01/97 ...............         868,000
Baa1          5,000   Duquesne Light Co.,
                        5.85%, 6/01/98 ................       4,977,300
A3            5,000   GTE Corp.,
                        8.85%, 3/01/98 ................       5,157,598
Baa3          2,000   Gulf States Utilities Co.,
                        7.35%, 11/01/98 ...............       2,026,160
                      National Rural Utilities,
A1           10,000     5.20%, 1/15/99 ................       9,807,158
A1            1,000     7.93%, 1/15/99 ................       1,032,901
A2            5,000   PacifiCorp,
                        8.95%, 6/30/98 ................       5,203,306
Baa1          7,000   Philadelphia Electric Co.,
                        5.375%, 8/15/98 ...............       6,904,510
A2            5,000   Portland General Electric Co.,
                        5.65%, 5/15/98 ................       4,971,950
                      Texas Utilities Electric Co.,
Baa2          6,600     5.50%, 10/01/98 ...............       6,526,410
Baa2          1,400     5.75%, 7/01/98 ................       1,393,336
Baa2          7,050     5.875%, 4/01/98 ...............       7,039,143
                                                           ------------
                                                             68,392,265
                                                           ------------
                      CORPORATE BONDS
                      SOVEREIGN & PROVINCIAL--5.8%
Baa3          2,000   Colombia Republic,
                        7.125%, 5/11/98 ...............       2,010,407
                      Corporacion Andina De Fomento,
Baa2          6,000     6.625%, 10/14/98 ..............       6,009,780
Baa2          2,000     6.625%, 10/14/98 ..............       2,003,332
A1            4,000   Ford Capital B.V.,
                        9.00%, 8/15/98 ................       4,172,920
                      Hydro Quebec,
A2            3,000     9.30%, 10/28/98 ...............       3,155,412
A2            1,000     7.67%, 11/30/98 ...............       1,025,254
A2            7,000     9.55%, 1/06/98 ................       7,240,793
Aaa           1,400   International Bank For
                        Reconstruction &
                        Development Colts,
                        8.85%, 2/16/98 ................       1,442,687
Aa3           1,000   Ontario Province,
                        15.75%, 3/15/12 ...............       1,080,900
                                                           ------------
                                                             28,141,485
                                                           ------------
                      ASSET-BACKED SECURITIES--38.5%
Aa2          10,862+  Airplanes Passthru Trust
                        Certificates, Series 1-A5,
                        Class A 5, 5.9555%, 3/15/19 ...      10,869,093
                      Banc One Auto Grantor Trust,
AAA          17,025++   Series 1996- A, Class A,
                        16.10%, 10/15/02 ..............      17,052,086
AAA           8,315     Series 1996-B, Class A,
                        6.55%, 2/15/03 ................       8,360,284
AAA          27,630++ Banc One Credit Card Master Trust,
                        Series 1994- C, Class A,
                        7.80%, 12/15/00 ...............      28,493,437
AAA          15,090++ Chase Manhattan Grantor Trust,
                        Automobile Loan Pass-Through,
                        Series 1996-B, Class A, 6.61%,
                        9/15/02 .......................      15,193,373
AAA           9,965++ Chevy Chase Auto Receivables,
                        Series 1996-1, Class A,
                        6.60%, 12/15/02 ...............      10,037,879
AAA          14,600++ Dayton Hudson Credit Card Trust,
                        Series 1995-1, Class A,
                        6.10%, 2/25/02 ................      14,620,531
                      Discover Card Master Trust,
                        Series 1991-D, Class A,
AAA          27,295++   8.00%, 10/16/00 ...............      28,079,731
                        Series 1991-F, Class A,
AAA          12,380+    7.85%, 11/21/00 ...............      12,708,844
AAA           5,176   Fifth Third Bank Auto Trust,
                        Series 1996- B, Class A,
                        6.45%, 3/15/02 ................       5,200,716
AAA          14,752++ Ford Credit Grantor Trust,
                        Series 1995-B, Class A,
                        5.90%, 10/15/00 ...............      14,742,831
AAA          13,924++ Nationsbank Auto Grantor Trust,
                        Series 1995-A, Class A,
                        5.85%, 6/15/02 ................      13,898,106
AAA           5,803++ Premier Auto Trust, Series 1994- 2,
                        Class A4, 6.00%, 5/02/00 ......       5,808,094
AAA             944+  SPNB Home Equity Loan,
                        Series 1991-A, Class A2,
                        8.90%, 3/10/06 ................         944,867
AAA           1,278   Telmex Trust,
                        6.50224%, 4/01/97 .............       1,277,982
                                                           ------------
                                                            187,287,854
                                                           ------------
                      STRIPPED MORTGAGE-BACKED
                      SECURITIES--1.8%
AAA               5   American Housing Trust VIII,
                        Mortgage Pass-Through
                        Certificates Class M,
                        1/25/21 (I/O) .................       1,277,586
              7,496   Federal National Mortgage
                        Association, REMIC Pass-Through
                        Certificates, Trust 1993-158,
                        Class 158-C, Zero Coupon,
                        5/25/14 (P/O) .................       7,256,059
                                                           ------------
                                                              8,533,645
                                                           ------------
See Notes to Financial Statements

--------------------------------------------------------------------------------
            PRINCIPAL
 RATING*      AMOUNT                                        VALUE
(UNAUDITED)   (000)         DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------
                      U.S. GOVERNMENT SECURITIES--10.6%
            $ 7,000++ United States Treasury Notes,
                        5.125%, 12/31/98 ..............    $  6,902,630
             50,000++ United States Treasury Strips,
                        Zero Coupon, 11/15/98 .........      44,867,500
                                                           ------------
                                                             51,770,130
                                                           ------------
                      MUNICIPAL BONDS--4.6%
AAA           7,800   Alameda County California Pension
                        Obligation, Taxable, Series A,
                        7.25%, 12/01/98 ...............       7,982,052
AAA           1,415   Long Beach California Pension
                        Obligation, Taxable Refunding,
                        6.13%, 9/01/98 ................       1,419,245
Baa1          6,000   New York, Taxable Bonds, Series G,
                        6.10%, 2/01/98 ................       5,993,520
A             5,250   Sacramento California Utility District
                        Electric, Refunding Series F,
                        5.90%, 11/15/98 ...............       5,225,850
AAA           1,540   Western Minnesota Municipal Power
                        Agency Supply, Taxable Refunding
                        Series A, 5.88%, 1/01/98 ......       1,539,245
                                                           ------------
                                                             22,159,912
                                                           ------------

                      MUNICIPAL ZERO COUPON BONDS--1.2%
Baa1          6,375   Essex County, Taxable Refunding
                        Zero Coupon, Series N,
                        11/15/98 ......................       5,693,130
                                                           ------------

        CONTRACTS #   PUT OPTIONS PURCHASED--0.1%
        -----------
               400   U.S. Treasury Note, 7.00%, 7/15/06
                        @ $102 Expiring 7/02/97 .......         606,240
                                                           ------------

                      Total Long-Term Investments
                        (cost $666,037,471) ...........     661,809,632
                                                           ------------

                      SHORT-TERM INVESTMENTS--4.0%
                      CERTIFICATE OF DEPOSIT--2.6%
             13,000   MBNA,
                        6.15%, 6/19/98 ................      13,000,000

                      DISCOUNT NOTES--1.4%
              6,690   Federal Home Loan Bank,
                        6.50%, 1/02/97 ................       6,688,792
                                                           ------------
                      Total short-term investments
                        (cost $19,688,792) ............      19,688,792
                                                           ------------
                      Total Investments before
                        investments sold short--140.3%
                        (cost $685,726,263) ...........     681,498,424
                                                           ------------
                      SECURITIES SOLD SHORT--(7.2%)
            (35,000)  United States Treasury Notes,
                        6.125%, 8/31/98
                        (proceeds $34,907,031) ........     (35,152,950)
                                                           ------------
                      Total investments net of
                        short sales--133.0%
                        (cost $650,819,232) ...........     646,345,474
                      Liabilities in excess of other
                        assets--(33.0%) ...............    (161,746,367)
                                                           ------------

                      NET ASSETS--100% ................    $484,599,107
                                                           ============
----------
     #One contract equals 100,000 face value.
     *Using the higher of Standard & Poor's or Moody's rating.
     +In aggregate, $15,614,603 of principal amount pledged as collateral for reverse repurchase agreements.
    ++Entire principal amount pledged as collateral for reverse repurchase agreements.
    @ $760,215 principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
            CMO -- Collateralized Mortgage Obligation.
            ARM -- Adjustable Rate Mortgage.
           G.O. -- General Obligation Bond.
            I/O -- Interest Only.
              P -- Denotes a CMOwith  principal  only  characteristics.
            P/O -- Principal only.
              I -- Denotes a CMO with  Interest  only  characteristics.
          REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $685,726,263)
  (Note 1) ................................................       $ 681,498,424
Cash ......................................................               5,444
Deposit with broker as collateral for
  investments sold short (Note 1) .........................          35,875,000
Interest receivable .......................................           8,723,956
Unrealized appreciation on interest rate swaps ............             650,627
Due from broker-variation margin ..........................               5,001
Other assets ..............................................              47,546
                                                                  -------------
                                                                    726,805,998
                                                                  -------------
LIABILITIES
Reverse repurchase agreements (Note 4) ....................         197,907,250
Investment sold short at value
  (proceeds $34,907,031) (Note 1) .........................          35,152,950
Payable for investments purchased .........................           5,693,130
Due to Parent (Note 2) ....................................           1,069,869
Excise tax payable ........................................             429,650
Interest payable ..........................................           1,954,042
                                                                  -------------
                                                                    242,206,891
                                                                  -------------
NET ASSETS ................................................       $ 484,599,107
                                                                  =============

Net assets were comprised of:
  Common stock, at par (Note 5) ...........................       $     586,605
  Paid-in capital in excess of par ........................         479,111,252
                                                                  -------------
                                                                    479,697,857
  Undistributed net investment income .....................           9,460,928
  Accumulated net realized loss ...........................            (746,029)
  Net unrealized depreciation .............................          (3,813,649)
                                                                  -------------
  Net assets, December 31, 1996 ...........................       $ 484,599,107
                                                                  =============

Net asset value per share:
  ($484,599,107 / 58,660,527 shares of
  common stock issued and outstanding) ....................       $        8.26

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 19, 1996
(COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 1996
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
  Interest (net of premium amortization of
    $1,216,658 and interest expense
    of $3,956,828) ........................................        $ 10,962,086
                                                                   ------------
Operating Expenses
  Investment advisory .....................................             713,868
  Administration ..........................................             179,928
  Custodian ...............................................              46,300
  Directors ...............................................              22,200
  Audit ...................................................               9,000
  Legal ...................................................              11,000
  Miscellaneous ...........................................              89,212
                                                                   ------------
    Total operating expenses ..............................           1,071,508
                                                                   ------------
Net investment income before excise tax ...................           9,890,578
  Excise tax ..............................................             429,650
                                                                   ------------
Net investment income .....................................           9,460,928
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized loss
  Investments .............................................            (235,155)
  Futures .................................................            (510,874)
                                                                   ------------
                                                                       (746,029)
                                                                   ------------
Net unrealized appreciation (depreciation)
  Investments .............................................          (3,577,212)
  Futures .................................................               9,482
  Short sales .............................................            (245,919)
                                                                   ------------
                                                                     (3,813,649)
                                                                   ------------
Net loss on investments ...................................          (4,559,678)
                                                                   ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .................................        $  4,901,250
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD AUGUST 19, 1996
(COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH CASH FLOWS USED FOR OPERATING ACTIVITIES:
  Interest received .........................................   $   7,411,116
  Interest expense paid .....................................      (2,002,786)
  Proceeds from disposition of short-term
    portfolio investments, net ..............................     (19,688,792)
  Purchase of long-term portfolio investments ...............    (268,034,291)
  Proceeds from disposition of long-term
    portfolio investments ...................................      84,863,428
  Variation margin on futures ...............................        (496,391)
  Other .....................................................          45,910
                                                                -------------
  Net cash flows used for
    operating activities ....................................    (197,901,806)
                                                                -------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements .................     197,907,250
                                                                -------------
Net increase in cash ........................................           5,444
Cash at beginning of period .................................            --
                                                                -------------
Cash at end of period .......................................   $       5,444
                                                                =============
RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS USED FOR
OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ................................................   $   4,901,250
                                                                -------------
Increase in investments .....................................    (206,360,245)
Net realized gain ...........................................         746,029
Increase in unrealized appreciation .........................       3,813,649
Increase in deposits with broker for
  investments sold short ....................................     (35,875,000)
Increase in interest receivable .............................      (8,723,956)
Increase in interest rate swap ..............................        (650,627)
Increase in variation margin receivable .....................          (5,001)
Increase in other assets ....................................         (47,546)
Increase in payable for investments purchased ...............       5,693,130
Increase in interest payable ................................       1,954,042
Increase in payable for securities sold short ...............      35,152,950
Increase in due to parent ...................................       1,069,869
Increase in excise tax payable ..............................         429,650
                                                                -------------
  Total adjustments .........................................    (202,803,056)
                                                                -------------
Net cash used for operating activities ......................   $(197,901,806)
                                                                =============

Noncash  financing  activity:
  Transfer of assets from  BlackRock 1998 Term Trust Inc.
  in exchange for shares issued .............................   $ 479,697,857
                                                                =============
--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
STATEMENT OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
                                                                FOR THE PERIOD
                                                               AUGUST 19, 1996*
                                                                      TO
                                                               DECEMBER 31, 1996
                                                               ----------------
INCREASE (DECREASE) IN
NET ASSETS
Operations:

  Net investment income ......................................    $   9,460,928

  Net realized gain (loss)
    on investments,
    short sales and futures ..................................         (746,029)

  Net unrealized appreciation
    (depreciation) on
    investments, short
    sales and futures ........................................       (3,813,649)
                                                                  -------------

  Net increase
    in net assets
    resulting from operations ................................        4,901,250



  Transfer of assets from BlackRock 1998 Term Trust, Inc. ....
    in exchange for shares issued ............................      479,697,857
                                                                  -------------
    Total increase ...........................................      484,599,107


NET ASSETS


Beginning of period ..........................................             --
                                                                  -------------


End of period ................................................    $ 484,599,107
                                                                  =============

----------
*Commencement of operations.

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                               AUGUST 19, 1996*
                                                                    THROUGH
                                                               DECEMBER 31, 1996
                                                               -----------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ..........................    $      8.18
                                                                   -----------
  Net investment income (net of $.06 of interest expense) .....            .16
  Net realized and unrealized loss
     on investments, short sales and futures ..................           (.08)
                                                                   -----------
Net increase from investment operations .......................            .08
                                                                   -----------
Net asset value, end of period ................................    $      8.26
                                                                   ===========
TOTAL INVESTMENT RETURN+: .....................................           2.22%

RATIOS TO AVERAGE NET ASSETS:**
Operating expenses@ ...........................................            .60%
Net investment income .........................................           5.33%

SUPPLEMENTAL DATA:
Average net assets (in thousands) .............................    $   479,728
Portfolio turnover ............................................              9%
Net assets, end of period (in thousands) ......................    $   484,599
Reverse repurchase agreements outstanding,
     end of period (in thousands) .............................    $   197,907
Asset coverage++ ..............................................    $     3,449

--------------------------------------------------------------------------------
   * Commencement of investment operations.
  ** Annualized.
   @ The ratio of operating expenses, including interest expenses, to average net assets was 1.05% for the period indicated above. The ratio of operating expenses, including interest expense and excise tax, to average net assets was 1.14% for the period indicated above.
   + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

     The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BBT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

BBT Subsidiary, Inc. (the "Trust") was incorporated under the laws of the State of Maryland on May 15, 1996, and is a diversified closed-end management investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The Blackrock 1998 Term Trust Inc., incorporated under the laws of the State of Maryland on February 21, 1991 (the "1998 Term Trust") and as such, a wholly-owned subsidiary of the 1998 TermTrust. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to the 1998 Term Trust. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one"means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker/dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay inrecovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the period ended December 31, 1996.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changesin short term rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marketing-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other part to the swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

DEFERRED ORGANIZATION EXPENSES: A total of $50,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period beginning the date the Trust commenced investment operations and ending at the Trust's termination date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Mutual Fund Management LLC, ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The Trust reimburses the 1998 Term Trust for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of net assets which are held by the Trust relative to the net assets of the 1998 Term Trust.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, and dollar rolls for the period ended December 31, 1996 aggregated $273,727,421 and $53,711,945 respectively. In addition, the Trust received investments valued at $479,697,857 in exchange for common shares of the Trust.

   The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law("restricted securities"). At December 31, 1996, the Trust did not hold any illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at December 31, 1996 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $4,227,839 (gross unrealized appreciation - $2,006,239; gross unrealized depreciation - $6,234,078).

   During the year ended December 31, 1996, the Trust entered into financial futures contracts. Details of open condtracts ad December 31, 1996 were as follows:

                             VALUE AT    VALUE AT
NUMBER OF        EXPIRATION    TRADE    DECEMBER 31,  UNREALIZED
CONTRACTS   TYPE    DATE       DATE        1996       APPRECIATION
---------   ----    ----       ----        ----       ------------
           Short
         position:
           30 Yr.  March
    4      T-Bond   1997     $459,982    $450,500        $9,482
                                                        =======
   The Trust entered into interest rate swaps with original notional amounts as stated below. Under this agreement, the Trust receives a fixed rate and pays a floating rate.

CURRENT
NOTIONAL
 AMOUNT                         FIXED                 TERMINATION   UNREALIZED
  (000)     TYPE                 RATE  FLOATING RATE     DATE      APPRECIATION
 -------   ------------------  ------- -------------  -----------  ------------
 $44,000   Interest Rate Swap    7.25% 3-mo. LIBOR      Dec. `98       $213,268
  16,000   Interest Rate Swap    7.27% 3-mo. LIBOR      Dec. `98         82,318
  32,000   Interest Rate Swap   6.991% 3-mo. LIBOR      Dec. `98        121,459
  23,000   Interest Rate Swap    7.00% 3-mo. LIBOR      Dec. `98         77,165
  16,000   Interest Rate Swap    7.00% 3-mo. LIBOR      Dec. `98         65,730
  10,000   Interest Rate Swap   6.988% 3-mo. LIBOR      Dec. `98         47,143
  10,000   Interest Rate Swap   6.975% 3-mo. LIBOR      Dec. `98         43,544
                                                                       --------
                                                                       $650,627
                                                                       ========

NOTE 4. BORROWINGS

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and out standing will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $159,302,197 at a weighted average interest rate of approximately 5.64%. The maximum amount of reverse repurchase agreements outstanding at any month-end was $197,907,250 on December 31, 1996 which was 27.23% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the period ended December 31, 1996.


NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. The 1998 Term Trust owned all of the 58,660,527 shares outstanding at December 31, 1996.

NOTE 6. QUARTERLY DATA
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                    NET REALIZED AND
                                                                       UNREALIZED        NET INCREASE (DECREASE)
                                                                     GAINS (LOSSES)           IN NET ASSETS            PERIOD
                                             NET INVESTMENT          ON INVESTMENTS,          RESULTING FROM            END
     QUARTERLY                     TOTAL        INCOME           SHORT SALES AND FUTURES        OPERATIONS           NET ASSET
      PERIOD                      INCOME    AMOUNT    PER SHARE    AMOUNT      PER SHARE    AMOUNT      PER SHARE      VALUE
      ------                      ------    ------    ---------    ------      ---------    ------      ---------      -----
August 19, 1996* to
    September 30, 1996          $3,357,619  $3,446,448    $.06  $(6,874,385)    $(.12)    $(3,427,937)    $(.06)       $8.12
October 1, 1996 to
    December 31, 1996           $7,604,467  $6,014,480     .10    2,314,707       .04       8,329,187       .14         8.26
--------------------------------------------------------------------------------
*Commencement of operations

--------------------------------------------------------------------------------
                              BBT SUBSIDIARY, INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholder and Board of Directors of
BBT Subsidiary, Inc.

We have  audited the  accompanying  statement of assets and  liabilities  of BBT
Subsidiary, Inc. (a wholly-owned subsidiary of The Blackrock 1998 Term Trust Inc.), including the portfolio of investments, as of December 31, 1996, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the period August 19, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BBT Subsidiary, Inc. as of December 31, 1996, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period August 19, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
February 3, 1997

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
   There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

---------
BlackRock
---------

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  10702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                               BBT SUBSIDIARY INC.
                    c/o Prudential Mutual Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 10702-4077
                                 (800) 227-7BFM

[Logo]    Printed on recycled paper                                  09247N-10-3


BBT Subsidiary, Inc.
====================
Annual Report
December 31, 1996


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